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                                                                  Exhibit 24


                              POWER OF ATTORNEY

The undersigned directors of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Exchange Act of 1934 (the "Act") an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 2004 (together with any and all subsequent amendments) does hereby constitutes and appoints Ross J. Centanni and Tracy D. Pagliara, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in their capacity as a director of the Company, the Annual Report and any and all other documents to be filed with the Commission pertaining to the Annual Report with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.


Dated: February 22, 2005

Signature                                                Title
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/s/ Donald G. Barger, Jr.
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    Donald G. Barger, Jr.                                Director


/s/ Frank J. Hansen
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    Frank J. Hansen                                      Director


/s/ Raymond R. Hipp
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    Raymond R. Hipp                                      Director


/s/ Thomas M. McKenna
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    Thomas M. McKenna                                    Director


/s/ David D. Petratis
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    David D. Petratis                                    Director


/s/ Diane K. Schumacher
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    Diane K. Schumacher                                  Director


/s/ Richard L. Thompson
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    Richard L. Thompson                                  Director